Exhibit 99.2

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
RiverSource Asset Management Products	15
Threadneedle Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
RiverSource Mutual Fund Performance and Lipper Ranking	35
Exhibit B
Reconciliation Tables	42
Return on Equity	43
Exhibit C
Disclosed Items	45

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Consolidated Results

Ameriprise Financial, Inc.

Highlights

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Management Targets
Net revenue growth: Target 6 - 8%	5.8%	9.5%	5.9%	(1.6)%	(8.1)%	5.6%	(4.9)%	(13.9)%		(10.5)%		(6.5)%
Adjusted return on equity: Target 12 - 15% (1)	12.5%	12.4%	12.6%	12.2%	12.0%	12.5%	12.0%	(0.5)%		(0.5)%		(0.2)%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	24.1%	5.3%	13.7%	(8.9)%	(5.1)%	22.9%	(6.9)%	(29.2)%		(29.8)%		3.8%

Margins
Net income margin	9.1%	9.4%	11.3%	9.6%	10.6%	8.6%	10.1%	1.5%		1.5%		1.0%
Adjusted pretax margin (1)	14.3%	13.1%	16.2%	9.8%	12.0%	14.6%	10.9%	(2.3)%		(3.7)%		2.2%
Adjusted earnings margin (1)	11.0%	11.2%	12.1%	9.6%	10.6%	10.9%	10.1%	(0.4)%		(0.8)%		1.0%

Earnings Per Share
Basic earnings per share	$0.83	$0.84	$1.10	$0.84	$0.94	$1.51	$1.77	$0.11	13%	$0.26	17%	$0.10	12%

Diluted earnings per share	$0.81	$0.83	$1.08	$0.82	$0.93	$1.49	$1.75	$0.12	15%	$0.26	17%	$0.11	13%
Separation costs, after-tax	0.17	0.16	0.08	—	—	0.39	—	(0.17)	#	(0.39)	#	—	—
Adjusted diluted earnings per share (1)	$0.98	$0.99	$1.16	$0.82	$0.93	$1.88	$1.75	$(0.05)	(5)%	$(0.13)	(7)%	$0.11	13%

Share Information
Total common outstanding	235.3	232.4	227.7	223.4	218.9	235.3	218.9	(16.4)	(7)%	(16.4)	(7)%	(4.5)	(2)%
Nonforfeitable restricted stock units	1.3	1.3	1.4	2.6	2.0	1.3	2.0	0.7	54%	0.7	54%	(0.6)	(23)%
Total potentially dilutive	3.8	3.9	3.9	2.8	2.7	3.8	2.7	(1.1)	(29)%	(1.1)	(29)%	(0.1)	(4)%
Total diluted shares	240.4	237.6	233.0	228.8	223.6	240.4	223.6	(16.8)	(7)%	(16.8)	(7)%	(5.2)	(2)%

Weighted average common shares outstanding
Basic	237.4	235.4	231.4	228.4	223.2	237.4	225.8	(14.2)	(6)%	(11.6)	(5)%	(5.2)	(2)%
Diluted	241.0	239.2	235.4	231.5	226.0	242.6	228.8	(15.0)	(6)%	(13.8)	(6)%	(5.5)	(2)%

Metrics
Equity	$7,600	$7,758	$7,810	$7,581	$7,314	$7,600	$7,314	$(286)	(4)%	$(286)	(4)%	$(267)	(4)%
Total client assets	292,271	297,856	293,899	275,958	275,473	292,271	275,473	(16,798)	(6)%	(16,798)	(6)%	(485)	—
Total advisor cash sales	$13,047	$10,342	$9,111	$8,845	$10,192	$24,514	$19,037	$(2,855)	(22)%	$(5,477)	(22)%	$1,347	15%
Total financial advisors	12,076	12,003	11,824	11,609	11,521	12,076	11,521	(555)	(5)%	(555)	(5)%	(88)	(1)%
Net revenue per financial advisor (in thousands)	$83	$79	$80	$81	$77	$156	$158	$(6)	(7)%	$2	1%	$(4)	(5)%

Owned, Managed, and Administered Assets (in billions)
Owned	$38.5	$39.6	$39.6	$36.8	$36.9	$38.5	$36.9	$(1.6)	(4)%	$(1.6)	(4)%	$0.1	—
Managed
External clients	310.5	315.4	307.0	287.2	283.0	310.5	283.0	(27.5)	(9)%	(27.5)	(9)%	(4.2)	(1)%
Owned	62.7	63.4	62.6	60.9	59.9	62.7	59.9	(2.8)	(4)%	(2.8)	(4)%	(1.0)	(2)%
Total managed	373.2	378.8	369.6	348.1	342.9	373.2	342.9	(30.3)	(8)%	(30.3)	(8)%	(5.2)	(1)%
Administered	72.5	73.5	71.0	65.8	65.6	72.5	65.6	(6.9)	(10)%	(6.9)	(10)%	(0.2)	—
Total OMA assets	$484.2	$491.9	$480.2	$450.7	$445.4	$484.2	$445.4	$(38.8)	(8)%	$(38.8)	(8)%	$(5.3)	(1)%

Dividends paid	$36	$35	$35	$34	$34	$63	$68	$(2)	(6)%	$5	8%	$—	—
Common stock share repurchases	$142	$171	$283	$270	$250	$494	$520	$108	76%	$26	5%	$(20)	(7)%

Debt to total capital	22.6%	22.2%	20.5%	21.0%	21.6%	22.6%	21.6%	(1.0)%		(1.0)%		0.6%
Debt to total capital excluding non-recourse debt	20.8%	20.5%	20.4%	20.9%	21.5%	20.8%	21.5%	0.7%		0.7%		0.6%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.9%	16.7%	16.6%	17.0%	17.4%	16.9%	17.4%	0.5%		0.5%		0.4%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$1,007	$953	$947	$936	$891	$1,913	$1,827	$(116)	(12)%	$(86)	(4)%	$(45)	(5)%
Asset Management	449	410	492	355	364	860	719	(85)	(19)%	(141)	(16)%	9	3%
Annuities	535	560	580	478	494	1,066	972	(41)	(8)%	(94)	(9)%	16	3%
Protection	485	495	524	492	490	966	982	5	1%	16	2%	(2)	—
Corporate & Other	—	(6)	16	9	14	14	23	14	—	9	64%	5	56%
Eliminations	(323)	(301)	(299)	(270)	(274)	(634)	(544)	49	15%	90	14%	(4)	(1)%
Total net revenues	2,153	2,111	2,260	2,000	1,979	4,185	3,979	(174)	(8)%	(206)	(5)%	(21)	(1)%

Expenses
Advice & Wealth Management	906	859	913	872	840	1,756	1,712	(66)	(7)%	(44)	(3)%	(32)	(4)%
Asset Management	368	338	384	337	322	733	659	(46)	(13)%	(74)	(10)%	(15)	(4)%
Annuities	449	469	452	436	417	862	853	(32)	(7)%	(9)	(1)%	(19)	(4)%
Protection	367	402	370	390	377	728	767	10	3%	39	5%	(13)	(3)%
Corporate & Other	78	67	74	40	60	131	100	(18)	(23)%	(31)	(24)%	20	50%
Eliminations	(323)	(301)	(299)	(270)	(274)	(634)	(544)	49	15%	90	14%	(4)	(1)%
Total expenses before separation costs	1,845	1,834	1,894	1,805	1,742	3,576	3,547	(103)	(6)%	(29)	(1)%	(63)	(3)%

Separation Costs
Corporate & Other	63	60	28	—	—	148	—	(63)	#	(148)	#	—	—

Pretax Segment Income (Loss)
Advice & Wealth Management	101	94	34	64	51	157	115	(50)	(50)%	(42)	(27)%	(13)	(20)%
Asset Management	81	72	108	18	42	127	60	(39)	(48)%	(67)	(53)%	24	#
Annuities	86	91	128	42	77	204	119	(9)	(10)%	(85)	(42)%	35	83%
Protection	118	93	154	102	113	238	215	(5)	(4)%	(23)	(10)%	11	11%
Corporate & Other	(141)	(133)	(86)	(31)	(46)	(265)	(77)	95	67%	188	71%	(15)	(48)%
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Total pretax segment income	$245	$217	$338	$195	$237	$461	$432	$(8)	(3)%	$(29)	(6)%	$42	22%

Pretax Income Margin
Advice & Wealth Management	10.0%	9.9%	3.6%	6.8%	5.7%	8.2%	6.3%	(4.3)%		(1.9)%		(1.1)%
Asset Management	18.0%	17.6%	22.0%	5.1%	11.5%	14.8%	8.3%	(6.5)%		(6.5)%		6.4%
Annuities	16.1%	16.3%	22.1%	8.8%	15.6%	19.1%	12.2%	(0.5)%		(6.9)%		6.8%
Protection	24.3%	18.8%	29.4%	20.7%	23.1%	24.6%	21.9%	(1.2)%		(2.7)%		2.4%
Ameriprise Financial, Inc.	11.4%	10.3%	15.0%	9.8%	12.0%	11.0%	10.9%	0.6%		(0.1)%		2.2%

Allocated Equity
Advice & Wealth Management	$952	$942	$930	$928	$962	$952	$962	$10	1%	$10	1%	$34	4%
Asset Management	865	862	878	847	817	865	817	(48)	(6)%	(48)	(6)%	(30)	(4)%
Annuities	2,151	2,128	2,100	2,005	1,961	2,151	1,961	(190)	(9)%	(190)	(9)%	(44)	(2)%
Protection	2,145	2,308	2,318	2,358	2,366	2,145	2,366	221	10%	221	10%	8	—
Corporate & Other	1,842	1,767	1,751	1,730	1,730	1,842	1,730	(112)	(6)%	(112)	(6)%	—	—
Total allocated equity	$7,955	$8,007	$7,977	$7,868	$7,836	$7,955	$7,836	$(119)	(1)%	$(119)	(1)%	$(32)	—

Pretax Return on Allocated Equity
Advice & Wealth Management	26.3%	30.1%	30.0%	31.1%	25.8%	26.3%	25.8%	(0.5)%		(0.5)%		(5.3)%
Asset Management	29.7%	31.9%	35.4%	32.3%	28.1%	29.7%	28.1%	(1.6)%		(1.6)%		(4.2)%
Annuities	18.8%	19.2%	19.1%	16.3%	16.3%	18.8%	16.3%	(2.5)%		(2.5)%		—
Protection	23.1%	20.2%	21.8%	20.7%	20.1%	23.1%	20.1%	(3.0)%		(3.0)%		(0.6)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$788	$798	$930	$791	$780	$1,510	$1,571	$(8)	(1)%	$61	4%	$(11)	(1)%
Distribution fees	494	435	415	433	422	912	855	(72)	(15)%	(57)	(6)%	(11)	(3)%
Net investment income	507	501	475	401	393	1,042	794	(114)	(22)%	(248)	(24)%	(8)	(2)%
Premiums	266	269	271	265	268	523	533	2	1%	10	2%	3	1%
Other revenues	164	165	228	157	158	331	315	(6)	(4)%	(16)	(5)%	1	1%
Total revenues	2,219	2,168	2,319	2,047	2,021	4,318	4,068	(198)	(9)%	(250)	(6)%	(26)	(1)%
Banking and deposit interest expense	66	57	59	47	42	133	89	(24)	(36)%	(44)	(33)%	(5)	(11)%
Total net revenues	2,153	2,111	2,260	2,000	1,979	4,185	3,979	(174)	(8)%	(206)	(5)%	(21)	(1)%

Expenses
Distribution expenses	533	519	527	541	517	1,011	1,058	(16)	(3)%	47	5%	(24)	(4)%
Interest credited to fixed accounts	215	212	202	195	192	433	387	(23)	(11)%	(46)	(11)%	(3)	(2)%
Benefits, claims, losses and settlement expenses	288	360	276	304	294	543	598	6	2%	55	10%	(10)	(3)%
Amortization of deferred acquisition costs	125	128	164	154	144	259	298	19	15%	39	15%	(10)	(6)%
Interest and debt expense	29	27	27	26	28	58	54	(1)	(3)%	(4)	(7)%	2	8%
Separation costs	63	60	28	—	—	148	—	(63)	#	(148)	#	—	—
General and administrative expense	655	588	698	585	567	1,272	1,152	(88)	(13)%	(120)	(9)%	(18)	(3)%
Total expenses	1,908	1,894	1,922	1,805	1,742	3,724	3,547	(166)	(9)%	(177)	(5)%	(63)	(3)%

Pretax income	245	217	338	195	237	461	432	(8)	(3)%	(29)	(6)%	42	22%
Income tax provision	49	19	83	4	27	100	31	(22)	(45)%	(69)	(69)%	23	#
Net income	$196	$198	$255	$191	$210	$361	$401	$14	7%	$40	11%	$19	10%

Adjusted Earnings Reconciliation (1)
Net income	$196	$198	$255	$191	$210	$361	$401	$14	7%	$40	11%	$19	10%
Separation costs, after-tax (2)	41	39	19	—	—	96	—	(41)	#	(96)	#	—	—
Adjusted earnings	$237	$237	$274	$191	$210	$457	$401	$(27)	(11)%	$(56)	(12)%	$19	10%

(1) See non-GAAP Financial Information.

(2) For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Income Statement Metrics
Pretax income margin	11.4%	10.3%	15.0%	9.8%	12.0%	11.0%	10.9%	0.6%		(0.1)%		2.2%
Net income margin	9.1%	9.4%	11.3%	9.6%	10.6%	8.6%	10.1%	1.5%		1.5%		1.0%
Adjusted pretax margin (1)	14.3%	13.1%	16.2%	9.8%	12.0%	14.6%	10.9%	(2.3)%		(3.7)%		2.2%
Adjusted earnings margin (1)	11.0%	11.2%	12.1%	9.6%	10.6%	10.9%	10.1%	(0.4)%		(0.8)%		1.0%

Net Investment Income
Investment income on fixed maturities	$461	$444	$441	$418	$401	$945	$819	$(60)	(13)%	$(126)	(13)%	$(17)	(4)%
Realized gains (losses)	2	15	18	(24)	(27)	11	(51)	(29)	#	(62)	#	(3)	(13)%
Affordable housing amortization	(9)	(7)	(8)	(7)	(8)	(17)	(15)	1	11%	2	12%	(1)	(14)%
Other (including seed money)	53	49	24	14	27	103	41	(26)	(49)%	(62)	(60)%	13	93%
Total net investment income	$507	$501	$475	$401	$393	$1,042	$794	$(114)	(22)%	$(248)	(24)%	$(8)	(2)%

Other Information
Net revenue growth: Target 6 - 8%	5.8%	9.5%	5.9%	(1.6)%	(8.1)%	5.6%	(4.9)%	(13.9)%		(10.5)%		(6.5)%
Adjusted return on equity: Target 12 - 15% (1)	12.5%	12.4%	12.6%	12.2%	12.0%	12.5%	12.0%	(0.5)%		(0.5)%		(0.2)%
Adjusted earnings per diluted share growth: Target 12 - 15% (1)	24.1%	5.3%	13.7%	(8.9)%	(5.1)%	22.9%	(6.9)%	(29.2)%		(29.8)%		3.8%
Goodwill and intangible assets	$873	$878	$863	$857	$853	$873	$853	$(20)	(2)%	$(20)	(2)%	$(4)	—
Dividends paid	36	35	35	34	34	63	68	(2)	(6)%	5	8%	—	—
Common stock share repurchases	$142	$171	$283	$270	$250	$494	$520	$108	76%	$26	5%	$(20)	(7)%
Return on equity	9.2%	9.4%	10.5%	10.9%	11.2%	9.2%	11.2%	2.0%		2.0%		0.3%

Owned, Managed and Administered Assets (in billions)
Owned	$38.5	$39.6	$39.6	$36.8	$36.9	$38.5	$36.9	$(1.6)	(4)%	$(1.6)	(4)%	$0.1	—
Managed
External clients	310.5	315.4	307.0	287.2	283.0	310.5	283.0	(27.5)	(9)%	(27.5)	(9)%	(4.2)	(1)%
Owned	62.7	63.4	62.6	60.9	59.9	62.7	59.9	(2.8)	(4)%	(2.8)	(4)%	(1.0)	(2)%
Total managed	373.2	378.8	369.6	348.1	342.9	373.2	342.9	(30.3)	(8)%	(30.3)	(8)%	(5.2)	(1)%
Administered	72.5	73.5	71.0	65.8	65.6	72.5	65.6	(6.9)	(10)%	(6.9)	(10)%	(0.2)	—
Total OMA assets	$484.2	$491.9	$480.2	$450.7	$445.4	$484.2	$445.4	$(38.8)	(8)%	$(38.8)	(8)%	$(5.3)	(1)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except earnings per share amounts)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings per share	$0.83	$0.84	$1.10	$0.84	$0.94	$1.51	$1.77	$0.11	13%	$0.26	17%	$0.10	12%

Earnings per diluted share
Earnings per diluted share	$0.81	$0.83	$1.08	$0.82	$0.93	$1.49	$1.75	$0.12	15%	$0.26	17%	$0.11	13%
Separation costs, after-tax	0.17	0.16	0.08	—	—	0.39	—	(0.17)	#	(0.39)	#	—	—
Adjusted earnings per diluted share (1)	$0.98	$0.99	$1.16	$0.82	$0.93	$1.88	$1.75	$(0.05)	(5)%	$(0.13)	(7)%	$0.11	13%

Basic Shares
Common shares
Beginning balance	236.6	235.3	232.4	227.7	223.4	241.4	227.7	(13.2)	(6)%	(13.7)	(6)%	(4.3)	(2)%
Repurchases	(2.3)	(2.9)	(4.8)	(5.2)	(5.2)	(8.2)	(10.4)	(2.9)	#	(2.2)	(27)%	—	—
Issuances	1.2	0.1	0.2	1.3	0.8	2.7	2.1	(0.4)	(33)%	(0.6)	(22)%	(0.5)	(38)%
Other	(0.2)	(0.1)	(0.1)	(0.4)	(0.1)	(0.6)	(0.5)	0.1	50%	0.1	17%	0.3	75%
Total common outstanding	235.3	232.4	227.7	223.4	218.9	235.3	218.9	(16.4)	(7)%	(16.4)	(7)%	(4.5)	(2)%

Total common outstanding	235.3	232.4	227.7	223.4	218.9	235.3	218.9	(16.4)	(7)%	(16.4)	(7)%	(4.5)	(2)%
Nonforfeitable restricted stock units	1.3	1.3	1.4	2.6	2.0	1.3	2.0	0.7	54%	0.7	54%	(0.6)	(23)%
Total basic common shares	236.6	233.7	229.1	226.0	220.9	236.6	220.9	(15.7)	(7)%	(15.7)	(7)%	(5.1)	(2)%
Total potentially dilutive	3.8	3.9	3.9	2.8	2.7	3.8	2.7	(1.1)	(29)%	(1.1)	(29)%	(0.1)	(4)%
Total diluted shares	240.4	237.6	233.0	228.8	223.6	240.4	223.6	(16.8)	(7)%	(16.8)	(7)%	(5.2)	(2)%

Weighted average common shares outstanding:
Basic	237.4	235.4	231.4	228.4	223.2	237.4	225.8	(14.2)	(6)%	(11.6)	(5)%	(5.2)	(2)%
Diluted	241.0	239.2	235.4	231.5	226.0	242.6	228.8	(15.0)	(6)%	(13.8)	(6)%	(5.5)	(2)%

Book Value
Equity - end of period	$7,600	$7,758	$7,810	$7,581	$7,314	$7,600	$7,314	$(286)	(4)%	$(286)	(4)%	$(267)	(4)%
Average equity - 5 point	7,649	7,753	7,765	7,696	7,613	7,649	7,613	(36)	—	(36)	—	(83)	(1)%
Book Value per Share	$32.12	$33.20	$34.09	$33.54	$33.11	$32.12	$33.11	$0.99	3%	$0.99	3%	$(0.43)	(1)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$327	$348	$369	$367	$352	$633	$719	$25	8%	$86	14%	$(15)	(4)%
Distribution fees	620	541	517	517	508	1,160	1,025	(112)	(18)%	(135)	(12)%	(9)	(2)%
Net investment income	103	96	94	79	54	209	133	(49)	(48)%	(76)	(36)%	(25)	(32)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	18	21	21	20	19	34	39	1	6%	5	15%	(1)	(5)%
Total revenues	1,068	1,006	1,001	983	933	2,036	1,916	(135)	(13)%	(120)	(6)%	(50)	(5)%
Banking and deposit interest expense	61	53	54	47	42	123	89	(19)	(31)%	(34)	(28)%	(5)	(11)%
Total net revenues	1,007	953	947	936	891	1,913	1,827	(116)	(12)%	(86)	(4)%	(45)	(5)%

Expenses
Distribution expenses	615	585	587	585	564	1,177	1,149	(51)	(8)%	(28)	(2)%	(21)	(4)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	291	274	326	287	276	579	563	(15)	(5)%	(16)	(3)%	(11)	(4)%
Total expenses	906	859	913	872	840	1,756	1,712	(66)	(7)%	(44)	(3)%	(32)	(4)%
Pretax income	$101	$94	$34	$64	$51	$157	$115	$(50)	(50)%	$(42)	(27)%	$(13)	(20)%

Income Statement Metrics
Pretax income margin	10.0%	9.9%	3.6%	6.8%	5.7%	8.2%	6.3%	(4.3)%		(1.9)%		(1.1)%

Net Investment Income
Investment income on fixed maturities	$69	$64	$67	$62	$59	$143	$121	$(10)	(14)%	$(22)	(15)%	$(3)	(5)%
Realized gains (losses)	(1)	—	—	—	(21)	(1)	(21)	(20)	#	(20)	#	(21)	—
Other (including seed money)	35	32	27	17	16	67	33	(19)	(54)%	(34)	(51)%	(1)	(6)%
Total net investment income	$103	$96	$94	$79	$54	$209	$133	$(49)	(48)%	$(76)	(36)%	$(25)	(32)%

Balance Sheet Metrics
Allocated equity	$952	$942	$930	$928	$962	$952	$962	$10	1%	$10	1%	$34	4%
Pretax return on allocated equity	26.3%	30.1%	30.0%	31.1%	25.8%	26.3%	25.8%	(0.5)%		(0.5)%		(5.3)%
On-balance sheet deposits	$5,916	$5,887	$6,011	$6,183	$6,269	$5,916	$6,269	$353	6%	$353	6%	$86	1%

Financial Plans
Branded financial plan net cash sales	$50	$44	$53	$53	$54	$105	$107	$4	8%	$2	2%	$1	2%
Financial planning penetration	45%	45%	45%	46%	46%	45%	46%	1%		1%		0%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	2,731	2,541	2,453	2,193	2,056	2,731	2,056	(675)	(25)%	(675)	(25)%	(137)	(6)%
Franchisee advisors	7,642	7,712	7,757	7,809	7,846	7,642	7,846	204	3%	204	3%	37	—
Total branded financial advisors	10,373	10,253	10,210	10,002	9,902	10,373	9,902	(471)	(5)%	(471)	(5)%	(100)	(1)%
SAI independent advisors	1,703	1,750	1,614	1,607	1,619	1,703	1,619	(84)	(5)%	(84)	(5)%	12	1%
Total financial advisors	12,076	12,003	11,824	11,609	11,521	12,076	11,521	(555)	(5)%	(555)	(5)%	(88)	(1)%

Net revenue per financial advisor (in thousands) (1)	$83	$79	$80	$81	$77	$156	$158	$(6)	(7)%	$2	1%	$(4)	(5)%

Advisor Retention
Employee	62.2%	61.0%	58.9%	59.1%	59.6%	62.2%	59.6%	(2.6)%		(2.6)%		0.5%
Franchisee	93.2%	93.3%	93.2%	93.7%	93.7%	93.2%	93.7%	0.5%		0.5%		—

Product Information
Certificates and Banking - Combined
Pretax income	$(2)	$3	$(8)	$(5)	$(24)	$—	$(29)	$(22)	#	$(29)	—	$(19)	#
Allocated equity	$389	$375	$367	$376	$393	$389	$393	$4	1%	$4	1%	$17	5%
Pretax return on allocated equity	1.8%	0.5%	(1.3)%	(3.1)%	(8.9)%	1.8%	(8.9)%	(10.7)%		(10.7)%		(5.8)%

Wealth Management & Distribution
Pretax income	$103	$91	$42	$69	$75	$157	$144	$(28)	(27)%	$(13)	(8)%	$6	9%
Allocated equity	$563	$567	$563	$552	$569	$563	$569	$6	1%	$6	1%	$17	3%
Pretax return on allocated equity	43.6%	51.8%	52.0%	54.6%	49.2%	43.6%	49.2%	5.6%		5.6%		(5.4)%

Advisor Cash Sales by Product
Wrap net flows	$3,811	$2,697	$1,802	$1,380	$2,833	$7,166	$4,213	$(978)	(26)%	$(2,953)	(41)%	$1,453	#
Total mutual funds (non-wrap)	4,581	3,939	3,884	4,119	3,470	8,904	7,589	(1,111)	(24)%	(1,315)	(15)%	(649)	(16)%
Annuities (proprietary and non-proprietary)
Variable	3,002	2,688	2,498	2,186	2,179	5,763	4,365	(823)	(27)%	(1,398)	(24)%	(7)	—
Fixed	107	107	109	100	215	210	315	108	#	105	50%	115	#
Investment certificates	220	174	181	322	593	456	915	373	#	459	#	271	84%
Insurance (proprietary and non-proprietary)	131	124	122	102	97	256	199	(34)	(26)%	(57)	(22)%	(5)	(5)%
Other	1,195	613	515	636	805	1,759	1,441	(390)	(33)%	(318)	(18)%	169	27%
Total advisor cash sales	$13,047	$10,342	$9,111	$8,845	$10,192	$24,514	$19,037	$(2,855)	(22)%	$(5,477)	(22)%	$1,347	15%

Total Client Assets (at period end)	$292,271	$297,856	$293,899	$275,958	$275,473	$292,271	$275,473	$(16,798)	(6)%	$(16,798)	(6)%	$(485)	—

Total Wrap Accounts
Beginning assets	$81,812	$89,150	$92,944	$93,851	$89,603	$76,365	$93,851	$7,791	10%	$17,486	23%	$(4,248)	(5)%
Net flows	3,811	2,697	1,802	1,380	2,833	7,166	4,213	(978)	(26)%	(2,953)	(41)%	1,453	#
Market appreciation (depreciation) and other	3,527	1,097	(895)	(5,628)	(990)	5,619	(6,618)	(4,517)	#	(12,237)	#	4,638	82%
Total wrap ending assets	$89,150	$92,944	$93,851	$89,603	$91,446	$89,150	$91,446	$2,296	3%	$2,296	3%	$1,843	2%

S&P 500
Daily average	1,497	1,489	1,494	1,349	1,371	1,461	1,360	(126)	(8)%	(101)	(7)%	22	2%
Period end	1,503	1,527	1,468	1,323	1,280	1,503	1,280	(223)	(15)%	(223)	(15)%	(43)	(3)%

(1) Year-to-date is sum of current year prior quarters.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$330	$316	$419	$296	$295	$627	$591	$(35)	(11)%	$(36)	(6)%	$(1)	—
Distribution fees	84	78	78	70	70	166	140	(14)	(17)%	(26)	(16)%	—	—
Net investment income	22	5	4	(4)	7	39	3	(15)	(68)%	(36)	(92)%	11	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	19	14	(2)	(5)	(7)	38	(12)	(26)	#	(50)	#	(2)	(40)%
Total revenues	455	413	499	357	365	870	722	(90)	(20)%	(148)	(17)%	8	2%
Banking and deposit interest expense	6	3	7	2	1	10	3	(5)	(83)%	(7)	(70)%	(1)	(50)%
Total net revenues	449	410	492	355	364	860	719	(85)	(19)%	(141)	(16)%	9	3%

Expenses
Distribution expenses	116	117	118	118	111	229	229	(5)	(4)%	—	—	(7)	(6)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	9	7	7	8	5	19	13	(4)	(44)%	(6)	(32)%	(3)	(38)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	243	214	259	211	206	485	417	(37)	(15)%	(68)	(14)%	(5)	(2)%
Total expenses	368	338	384	337	322	733	659	(46)	(13)%	(74)	(10)%	(15)	(4)%
Pretax income	$81	$72	$108	$18	$42	$127	$60	$(39)	(48)%	$(67)	(53)%	$24	#

Income Statement Metrics
Pretax income margin	18.0%	17.6%	22.0%	5.1%	11.5%	14.8%	8.3%	(6.5)%		(6.5)%		6.4%

Balance Sheet Metrics
Allocated equity	$865	$862	$878	$847	$817	$865	$817	$(48)	(6)%	$(48)	(6)%	$(30)	(4)%
Pretax return on allocated equity	29.7%	31.9%	35.4%	32.3%	28.1%	29.7%	28.1%	(1.6)%		(1.6)%		(4.2)%

Total Managed Assets Reconciliations
RiverSource managed assets	$159,864	$161,811	$157,865	$148,637	$144,951	$159,864	$144,951	$(14,913)	(9)%	$(14,913)	(9)%	$(3,686)	(2)%
Threadneedle managed assets	138,398	139,804	134,358	124,267	120,906	138,398	120,906	(17,492)	(13)%	(17,492)	(13)%	(3,361)	(3)%
Less: RiverSource assets sub-advised by Threadneedle	(5,325)	(5,614)	(5,577)	(4,912)	(4,925)	(5,325)	(4,925)	400	8%	400	8%	(13)	—
Total managed assets	$292,937	$296,001	$286,646	$267,992	$260,932	$292,937	$260,932	$(32,005)	(11)%	$(32,005)	(11)%	$(7,060)	(3)%

Managed assets - external clients	$230,220	$232,634	$224,070	$207,119	$201,021	$230,220	$201,021	$(29,199)	(13)%	$(29,199)	(13)%	$(6,098)	(3)%
Managed assets - owned	62,717	63,367	62,576	60,873	59,911	62,717	59,911	(2,806)	(4)%	(2,806)	(4)%	(962)	(2)%
Total managed assets	$292,937	$296,001	$286,646	$267,992	$260,932	$292,937	$260,932	$(32,005)	(11)%	$(32,005)	(11)%	$(7,060)	(3)%

Total Managed Assets by Type
Equity	$134,014	$133,292	$126,985	$109,936	$105,586	$134,014	$105,586	$(28,428)	(21)%	$(28,428)	(21)%	$(4,350)	(4)%
Fixed income	114,406	117,170	117,280	117,377	114,666	114,406	114,666	260	—	260	—	(2,711)	(2)%
Money market	13,590	14,134	13,112	13,147	13,866	13,590	13,866	276	2%	276	2%	719	5%
Alternative	10,873	11,484	11,624	11,000	10,322	10,873	10,322	(551)	(5)%	(551)	(5)%	(678)	(6)%
Hybrid and other	20,054	19,921	17,645	16,532	16,492	20,054	16,492	(3,562)	(18)%	(3,562)	(18)%	(40)	—
Total managed assets by type	$292,937	$296,001	$286,646	$267,992	$260,932	$292,937	$260,932	$(32,005)	(11)%	$(32,005)	(11)%	$(7,060)	(3)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2008

	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008
Mutual Fund Performance
RiverSource
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	70%	65%	45%	41%	34%
Fixed income - 12 month	88%	83%	42%	30%	24%
Equity - 3 year	65%	73%	69%	73%	73%
Fixed income - 3 year	44%	39%	50%	50%	71%
Equity - 5 year	44%	44%	40%	44%	47%
Fixed income - 5 year	29%	29%	36%	27%	46%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	87%	67%	57%	53%	29%
Fixed income - 12 month	97%	93%	30%	9%	20%
Equity - 3 year	74%	93%	68%	70%	72%
Fixed income - 3 year	46%	46%	54%	60%	61%
Equity - 5 year	61%	57%	58%	57%	60%
Fixed income - 5 year	44%	44%	45%	17%	46%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	63%	77%	80%	90%	90%
Fixed income - 12 month	44%	22%	22%	55%	60%
Equity - 3 year	64%	76%	83%	86%	86%
Fixed income - 3 year	56%	22%	22%	60%	60%
Equity - 5 year	29%	46%	58%	64%	69%
Fixed income - 5 year	56%	33%	22%	40%	40%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only includes mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - RiverSource

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
RiverSource - Funds
Beginning assets	$82,085	$86,988	$88,575	$86,864	$80,232	$81,691	$86,864	$(1,853)	(2)%	$5,173	6%	$(6,632)	(8)%
Net flows	721	399	225	(636)	(1,169)	(115)	(1,805)	(1,890)	#	(1,690)	#	(533)	(84)%
Market appreciation (depreciation) and other	4,182	1,188	(1,936)	(5,996)	(782)	5,412	(6,778)	(4,964)	#	(12,190)	#	5,214	87%
Total ending assets	86,988	88,575	86,864	80,232	78,281	86,988	78,281	(8,707)	(10)%	(8,707)	(10)%	(1,951)	(2)%

Institutional
Beginning assets	57,238	55,827	56,007	54,821	52,547	59,131	54,821	(4,691)	(8)%	(4,310)	(7)%	(2,274)	(4)%
Net flows	(996)	(358)	(1,403)	(1,677)	(754)	(3,159)	(2,431)	242	24%	728	23%	923	55%
Market appreciation (depreciation) and other	(415)	538	217	(597)	(603)	(145)	(1,200)	(188)	(45)%	(1,055)	#	(6)	(1)%
Total ending assets	55,827	56,007	54,821	52,547	51,190	55,827	51,190	(4,637)	(8)%	(4,637)	(8)%	(1,357)	(3)%

Alternative
Beginning assets	8,520	8,185	8,605	8,085	7,293	7,777	8,085	(1,227)	(14)%	308	4%	(792)	(10)%
Net flows	(332)	426	(516)	(483)	(101)	407	(584)	231	70%	(991)	#	382	79%
Market appreciation (depreciation) and other	(3)	(6)	(4)	(309)	2	1	(307)	5	#	(308)	#	311	#
Total ending assets	8,185	8,605	8,085	7,293	7,194	8,185	7,194	(991)	(12)%	(991)	(12)%	(99)	(1)%

Trust
Beginning assets	9,983	9,632	9,342	8,804	8,911	10,219	8,804	(1,072)	(11)%	(1,415)	(14)%	107	1%
Net flows	(604)	(415)	(542)	204	(436)	(926)	(232)	168	28%	694	75%	(640)	#
Market appreciation (depreciation) and other	253	125	4	(97)	55	339	(42)	(198)	(78)%	(381)	#	152	#
Total ending assets	9,632	9,342	8,804	8,911	8,530	9,632	8,530	(1,102)	(11)%	(1,102)	(11)%	(381)	(4)%

Other and Eliminations	(768)	(718)	(709)	(346)	(244)	(768)	(244)	524	68%	524	68%	102	29%
Total RiverSource managed assets	$159,864	$161,811	$157,865	$148,637	$144,951	$159,864	$144,951	$(14,913)	(9)%	$(14,913)	(9)%	$(3,686)	(2)%

Total Net Flows - RiverSource	$(1,211)	$52	$(2,236)	$(2,592)	$(2,460)	$(3,793)	$(5,052)	$(1,249)	#	$(1,259)	(33)%	$132	5%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward Threadneedle Retail Funds
Beginning assets	$28,741	$30,494	$31,540	$30,822	$28,154	$28,112	$30,822	$(587)	(2)%	$2,710	10%	$(2,668)	(9)%
Net flows	64	98	(211)	(253)	72	(66)	(181)	8	13%	(115)	#	325	#
Market appreciation (depreciation)	936	287	379	(2,489)	(483)	1,528	(2,972)	(1,419)	#	(4,500)	#	2,006	81%
Foreign currency translation (1)	613	573	(964)	(16)	104	741	88	(509)	(83)%	(653)	(88)%	120	#
Other	140	88	78	90	21	179	111	(119)	(85)%	(68)	(38)%	(69)	(77)%
Total ending assets	30,494	31,540	30,822	28,154	27,868	30,494	27,868	(2,626)	(9)%	(2,626)	(9)%	(286)	(1)%

Institutional
Beginning assets	110,960	105,247	105,450	100,057	92,433	111,151	100,057	(18,527)	(17)%	(11,094)	(10)%	(7,624)	(8)%
Net flows	(11,037)	(3,313)	(4,516)	(2,560)	(1,838)	(13,512)	(4,398)	9,199	83%	9,114	67%	722	28%
Market appreciation (depreciation)	1,838	585	1,468	(5,744)	(1,956)	2,774	(7,700)	(3,794)	#	(10,474)	#	3,788	66%
Foreign currency translation (1)	2,332	1,987	(3,167)	(53)	331	2,836	278	(2,001)	(86)%	(2,558)	(90)%	384	#
Other	1,154	944	822	733	967	1,998	1,700	(187)	(16)%	(298)	(15)%	234	32%
Total ending assets	105,247	105,450	100,057	92,433	89,937	105,247	89,937	(15,310)	(15)%	(15,310)	(15)%	(2,496)	(3)%

Alternative
Beginning assets	2,398	2,657	2,814	3,479	3,680	2,089	3,479	1,282	53%	1,390	67%	201	6%
Net flows	156	46	(2)	265	(713)	391	(448)	(869)	#	(839)	#	(978)	#
Market appreciation (depreciation)	52	59	262	(71)	117	116	46	65	#	(70)	(60)%	188	#
Foreign currency translation (1)	51	52	(108)	(3)	11	61	8	(40)	(78)%	(53)	(87)%	14	#
Other	—	—	513	10	6	—	16	6	—	16	—	(4)	(40)%
Total ending assets	2,657	2,814	3,479	3,680	3,101	2,657	3,101	444	17%	444	17%	(579)	(16)%

Total Threadneedle managed assets	$138,398	$139,804	$134,358	$124,267	$120,906	$138,398	$120,906	$(17,492)	(13)%	$(17,492)	(13)%	$(3,361)	(3)%

Total Net Flows - Threadneedle	$(10,817)	$(3,169)	$(4,729)	$(2,548)	$(2,479)	$(13,187)	$(5,027)	$8,338	77%	$8,160	62%	$69	3%

(1) Amounts represent British Pound to US dollar conversion.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$127	$130	$138	$126	$130	$242	$256	$3	2%	$14	6%	$4	3%
Distribution fees	66	70	70	70	72	127	142	6	9%	15	12%	2	3%
Net investment income	295	311	274	237	237	611	474	(58)	(20)%	(137)	(22)%	—	—
Premiums	24	24	25	18	21	46	39	(3)	(13)%	(7)	(15)%	3	17%
Other revenues	23	25	73	27	34	40	61	11	48%	21	53%	7	26%
Total revenues	535	560	580	478	494	1,066	972	(41)	(8)%	(94)	(9)%	16	3%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	535	560	580	478	494	1,066	972	(41)	(8)%	(94)	(9)%	16	3%

Expenses
Distribution expenses	51	50	48	45	47	96	92	(4)	(8)%	(4)	(4)%	2	4%
Interest credited to fixed accounts	180	175	167	160	156	364	316	(24)	(13)%	(48)	(13)%	(4)	(3)%
Benefits, claims, losses and settlement expenses	77	135	80	78	69	114	147	(8)	(10)%	33	29%	(9)	(12)%
Amortization of deferred acquisition costs	76	53	100	94	91	165	185	15	20%	20	12%	(3)	(3)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	65	56	57	59	54	123	113	(11)	(17)%	(10)	(8)%	(5)	(8)%
Total expenses	449	469	452	436	417	862	853	(32)	(7)%	(9)	(1)%	(19)	(4)%
Pretax income	$86	$91	$128	$42	$77	$204	$119	$(9)	(10)%	$(85)	(42)%	$35	83%

Income Statement Metrics
Pretax income margin	16.1%	16.3%	22.1%	8.8%	15.6%	19.1%	12.2%	(0.5)%		(6.9)%		6.8%

Net Investment Income
Investment income on fixed maturities	$290	$279	$267	$253	$245	$598	$498	$(45)	(16)%	$(100)	(17)%	$(8)	(3)%
Realized gains (losses)	—	12	15	(20)	(5)	6	(25)	(5)	—	(31)	#	15	75%
Other (including seed money)	5	20	(8)	4	(3)	7	1	(8)	#	(6)	(86)%	(7)	#
Total net investment income	$295	$311	$274	$237	$237	$611	$474	$(58)	(20)%	$(137)	(22)%	$—	—

Balance Sheet Metrics
Allocated equity	$2,151	$2,128	$2,100	$2,005	$1,961	$2,151	$1,961	$(190)	(9)%	$(190)	(9)%	$(44)	(2)%
Pretax return on allocated equity	18.8%	19.2%	19.1%	16.3%	16.3%	18.8%	16.3%	(2.5)%		(2.5)%		—

Other Metrics
Net variable annuity living benefits market impact (1)	$1	$(71)	$(1)	$(15)	$19	$25	$4	$18	#	$(21)	(84)%	$34	#
Total annuity net flows	$609	$465	$403	$304	$428	$1,092	$732	$(181)	(30)%	$(360)	(33)%	$124	41%

(1)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%

Product Information
Variable Annuities
Pretax income	$41	$35	$52	$20	$57	$98	$77	$16	39%	$(21)	(21)%	$37	#
Allocated equity	$905	$919	$919	$914	$900	$905	$900	$(5)	(1)%	$(5)	(1)%	$(14)	(2)%
Pretax return on allocated equity	20.6%	20.8%	19.6%	16.1%	18.0%	20.6%	18.0%	(2.6)%		(2.6)%		1.9%

Fixed Annuities (1)
Pretax income	$45	$56	$76	$22	$20	$106	$42	$(25)	(56)%	$(64)	(60)%	$(2)	(9)%
Allocated equity	$1,246	$1,209	$1,181	$1,091	$1,061	$1,246	$1,061	$(185)	(15)%	$(185)	(15)%	$(30)	(3)%
Pretax return on allocated equity	17.4%	18.1%	18.6%	16.4%	15.0%	17.4%	15.0%	(2.4)%		(2.4)%		(1.4)%

Variable Annuities Rollforward
Beginning balance	$51,475	$55,092	$57,127	$57,182	$54,444	$49,489	$57,182	$2,969	6%	$7,693	16%	$(2,738)	(5)%
Deposits	2,982	2,649	2,474	2,129	2,077	5,688	4,206	(905)	(30)%	(1,482)	(26)%	(52)	(2)%
Withdrawals and terminations	(1,634)	(1,458)	(1,368)	(1,278)	(1,266)	(3,128)	(2,544)	368	23%	584	19%	12	1%
Net flows	1,348	1,191	1,106	851	811	2,560	1,662	(537)	(40)%	(898)	(35)%	(40)	(5)%
Investment performance and interest credited	2,265	847	(1,043)	(3,577)	(531)	3,035	(4,108)	(2,796)	#	(7,143)	#	3,046	85%
Other	4	(3)	(8)	(12)	18	8	6	14	#	(2)	(25)%	30	#
Total ending balance - contract accumulation values	$55,092	$57,127	$57,182	$54,444	$54,742	$55,092	$54,742	$(350)	(1)%	$(350)	(1)%	$298	1%

Variable annuities fixed sub-accounts	$5,416	$5,542	$5,419	$5,389	$5,366	$5,416	$5,366	$(50)	(1)%	$(50)	(1)%	$(23)	—

Fixed Annuities Rollforward
Beginning balance	$14,285	$13,652	$13,046	$12,463	$12,020	$14,884	$12,463	$(2,265)	(16)%	$(2,421)	(16)%	$(443)	(4)%
Deposits	77	81	76	79	208	160	287	131	#	127	79%	129	#
Withdrawals and terminations	(816)	(807)	(779)	(626)	(591)	(1,628)	(1,217)	225	28%	411	25%	35	6%
Net flows	(739)	(726)	(703)	(547)	(383)	(1,468)	(930)	356	48%	538	37%	164	30%
Policyholder interest credited	143	120	108	92	102	271	194	(41)	(29)%	(77)	(28)%	10	11%
Other	(37)	—	12	12	20	(35)	32	57	#	67	#	8	67%
Total ending balance - contract accumulation values	$13,652	$13,046	$12,463	$12,020	$11,759	$13,652	$11,759	$(1,893)	(14)%	$(1,893)	(14)%	$(261)	(2)%

Capitalized Interest	$2	$2	$1	$2	$2	$4	$4	$—	—	$—	—	$—	—

Payout Annuities Reserve Balance	$2,249	$2,238	$2,226	$2,199	$2,139	$2,249	$2,139	$(110)	(5)%	$(110)	(5)%	$(60)	(3)%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.6%	5.6%	5.6%	5.4%	5.4%	5.7%	5.4%	(0.2)%		(0.3)%		—
Crediting rate	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	—		—		—
Tax equivalent margin spread	1.9%	1.9%	1.9%	1.7%	1.7%	2.0%	1.7%	(0.2)%		(0.3)%		—

Total Variable Annuities DAC
Beginning balance	$1,898	$1,988	$2,067	$2,086	$2,145	$2,004	$2,086	$247	13%	$82	4%	$59	3%
Capitalization	124	113	111	103	97	245	200	(27)	(22)%	(45)	(18)%	(6)	(6)%
Amortization per income statement	(56)	(20)	(80)	(79)	(77)	(124)	(156)	(21)	(38)%	(32)	(26)%	2	3%
Cumulative effect of accounting change (3)	—	—	—	36	—	(146)	36	—	—	182	#	(36)	#
Other (FAS 115)	22	(14)	(12)	(1)	21	9	20	(1)	(5)%	11	#	22	#
Total ending balance	$1,988	$2,067	$2,086	$2,145	$2,186	$1,988	$2,186	$198	10%	$198	10%	$41	2%

Total Fixed Annuities DAC
Beginning balance	$315	$309	$272	$250	$238	$343	$250	$(77)	(24)%	$(93)	(27)%	$(12)	(5)%
Capitalization	1	2	2	2	8	3	10	7	#	7	#	6	#
Amortization per income statement	(20)	(33)	(20)	(15)	(14)	(41)	(29)	6	30%	12	29%	1	7%
Cumulative effect of accounting change (3)	—	—	—	—	—	(7)	—	—	—	7	#	—	—
Other (FAS 115)	13	(6)	(4)	1	15	11	16	2	15%	5	45%	14	#
Total ending balance	$309	$272	$250	$238	$247	$309	$247	$(62)	(20)%	$(62)	(20)%	$9	4%

(1)	Includes payout annuities.

(2)

Attributable to interest sensitive products only, which have been 97% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

(3)	Reflects adoption of FAS 157 in Q1 2008.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$17	$17	$18	$15	$16	$33	$31	$(1)	(6)%	$(2)	(6)%	$1	7%
Distribution fees	26	25	26	27	25	51	52	(1)	(4)%	1	2%	(2)	(7)%
Net investment income	87	93	92	83	85	176	168	(2)	(2)%	(8)	(5)%	2	2%
Premiums	251	253	255	254	255	494	509	4	2%	15	3%	1	—
Other revenues	105	107	133	113	110	213	223	5	5%	10	5%	(3)	(3)%
Total revenues	486	495	524	492	491	967	983	5	1%	16	2%	(1)	—
Banking and deposit interest expense	1	—	—	—	1	1	1	—	—	—	—	1	—
Total net revenues	485	495	524	492	490	966	982	5	1%	16	2%	(2)	—

Expenses
Distribution expenses	18	17	13	14	17	32	31	(1)	(6)%	(1)	(3)%	3	21%
Interest credited to fixed accounts	35	37	35	35	36	69	71	1	3%	2	3%	1	3%
Benefits, claims, losses and settlement expenses	211	225	196	226	225	429	451	14	7%	22	5%	(1)	—
Amortization of deferred acquisition costs	40	68	57	52	48	75	100	8	20%	25	33%	(4)	(8)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	63	55	69	63	51	123	114	(12)	(19)%	(9)	(7)%	(12)	(19)%
Total expenses	367	402	370	390	377	728	767	10	3%	39	5%	(13)	(3)%
Pretax income	$118	$93	$154	$102	$113	$238	$215	$(5)	(4)%	$(23)	(10)%	$11	11%

Pretax Operating Earnings
Pretax income	$118	$93	$154	$102	$113	$238	$215	$(5)	(4)%	$(23)	(10)%	$11	11%
Realized (gains) losses	—	(3)	(3)	3	1	(1)	4	1	—	5	#	(2)	(67)%
Total pretax operating earnings	$118	$90	$151	$105	$114	$237	$219	$(4)	(3)%	$(18)	(8)%	$9	9%

Income Statement Metrics
Pretax income margin	24.3%	18.8%	29.4%	20.7%	23.1%	24.6%	21.9%	(1.2)%		(2.7)%		2.4%
Pretax operating earnings margin	24.3%	18.2%	28.8%	21.3%	23.3%	24.5%	22.3%	(1.0)%		(2.2)%		2.0%

Net Investment Income
Investment income on fixed maturities	$81	$81	$82	$79	$76	$162	$155	$(5)	(6)%	$(7)	(4)%	$(3)	(4)%
Realized gains (losses)	—	3	3	(3)	(1)	1	(4)	(1)	—	(5)	#	2	67%
Other (including seed money)	6	9	7	7	10	13	17	4	67%	4	31%	3	43%
Total net investment income	$87	$93	$92	$83	$85	$176	$168	$(2)	(2)%	$(8)	(5)%	$2	2%

Balance Sheet Metrics
Allocated equity	$2,145	$2,308	$2,318	$2,358	$2,366	$2,145	$2,366	$221	10%	$221	10%	$8	—
Pretax return on allocated equity	23.1%	20.2%	21.8%	20.7%	20.1%	23.1%	20.1%	(3.0)%		(3.0)%		(0.6)%

Product Information
Long Term Care
Pretax income	$7	$3	$2	$—	$—	$14	$—	$(7)	#	$(14)	#	$—	—
Allocated equity	$542	$552	$550	$593	$586	$542	$586	$44	8%	$44	8%	$(7)	(1)%
Pretax return on allocated equity	6.0%	3.3%	3.4%	2.1%	0.9%	6.0%	0.9%	(5.1)%		(5.1)%		(1.2)%

Protection excluding Long Term Care
Pretax income	$111	$90	$152	$102	$113	$224	$215	$2	2%	$(9)	(4)%	$11	11%
Allocated equity	$1,603	$1,756	$1,768	$1,765	$1,780	$1,603	$1,780	$177	11%	$177	11%	$15	1%
Pretax return on allocated equity	29.0%	25.9%	27.9%	26.8%	26.3%	29.0%	26.3%	(2.7)%		(2.7)%		(0.5)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Cash Sales

VUL / UL (1)	$88	$88	$82	$64	$64	$172	$128	$(24)	(27)%	$(44)	(26)%	$—	—
Term and whole life	5	5	5	4	5	10	9	—	—	(1)	(10)%	1	25%
Disability insurance	5	4	4	4	4	10	8	(1)	(20)%	(2)	(20)%	—	—
Auto and Home	147	157	145	156	155	296	311	8	5%	15	5%	(1)	(1)%
Total cash sales	$245	$254	$236	$228	$228	$488	$456	$(17)	(7)%	$(32)	(7)%	$—	—

VUL / UL Policyholder Account Balances
Beginning balance	$9,473	$9,858	$9,976	$9,836	$9,336	$9,329	$9,836	$(137)	(1)%	$507	5%	$(500)	(5)%
Premiums and deposits	283	277	280	266	256	558	522	(27)	(10)%	(36)	(6)%	(10)	(4)%
Investment performance and interest	372	115	(156)	(493)	(33)	503	(526)	(405)	#	(1,029)	#	460	93%
Withdrawals and surrenders	(285)	(287)	(275)	(267)	(258)	(561)	(525)	27	9%	36	6%	9	3%
Other	15	13	11	(6)	2	29	(4)	(13)	(87)%	(33)	#	8	#
Total ending balance	$9,858	$9,976	$9,836	$9,336	$9,303	$9,858	$9,303	$(555)	(6)%	$(555)	(6)%	$(33)	—

Premiums by Product
Term and whole life	$21	$21	$19	$21	$19	$39	$40	$(2)	(10)%	$1	3%	$(2)	(10)%
Disability insurance	42	42	42	43	43	83	86	1	2%	3	4%	—	—
Long term care	35	36	38	35	34	70	69	(1)	(3)%	(1)	(1)%	(1)	(3)%
Auto and Home	144	146	147	148	151	285	299	7	5%	14	5%	3	2%
Intercompany premiums	9	8	9	7	8	17	15	(1)	(11)%	(2)	(12)%	1	14%
Total premiums by product	$251	$253	$255	$254	$255	$494	$509	$4	2%	$15	3%	$1	—

Auto and Home Insurance
Policy Count (thousands)	505	512	517	524	532	505	532	27	5%	27	5%	8	2%
Loss ratio	78.8%	78.1%	69.3%	79.8%	75.8%	74.9%	77.9%	(3.0)%		3.0%		(4.0)%
Expense ratio	17.1%	18.0%	15.5%	16.8%	15.3%	17.4%	15.9%	(1.8)%		(1.5)%		(1.5)%
Combined ratio	95.9%	96.1%	84.8%	96.6%	91.1%	92.3%	93.8%	(4.8)%		1.5%		(5.5)%

DAC Rollforward
Life and Health
Beginning balance	$2,042	$2,085	$2,086	$2,093	$2,097	$2,064	$2,093	$55	3%	$29	1%	$4	—
Capitalization	60	54	57	46	45	117	91	(15)	(25)%	(26)	(22)%	(1)	(2)%
Amortization per income statement	(28)	(54)	(46)	(40)	(36)	(52)	(76)	(8)	(29)%	(24)	(46)%	4	10%
SOP 05-1 (Cumulative pretax impact)	—	—	—	—	—	(51)	—	—	—	51	#	—	—
Other (FAS 115)	11	1	(4)	(2)	8	7	6	(3)	(27)%	(1)	(14)%	10	#
Total ending balance	$2,085	$2,086	$2,093	$2,097	$2,114	$2,085	$2,114	$29	1%	$29	1%	$17	1%

Life Insurance in-Force	$181,080	$184,304	$187,095	$188,643	$190,514	$181,080	$190,514	$9,434	5%	$9,434	5%	$1,871	1%

Net Amount at Risk	$60,185	$59,516	$59,100	$58,395	$58,583	$60,185	$58,583	$(1,602)	(3)%	$(1,602)	(3)%	$188	—

Net Policyholder Reserves
VUL / UL	$8,783	$8,915	$8,780	$8,293	$8,286	$8,783	$8,286	$(497)	(6)%	$(497)	(6)%	$(7)	—
Term and whole life	234	233	233	233	234	234	234	—	—	—	—	1	—
Disability insurance	414	419	426	431	431	414	431	17	4%	17	4%	—	—
Long term care and other	2,275	2,300	2,320	2,339	2,375	2,275	2,375	100	4%	100	4%	36	2%
Auto and Home loss and LAE reserves	360	361	339	333	319	360	319	(41)	(11)%	(41)	(11)%	(14)	(4)%
Total net policyholder reserves	$12,066	$12,228	$12,098	$11,629	$11,645	$12,066	$11,645	$(421)	(3)%	$(421)	(3)%	$16	—

(1) Includes lump sum deposits.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$1	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	2	(3)	14	8	12	11	20	10	#	9	82%	4	50%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(1)	(2)	3	2	2	6	4	3	#	(2)	(33)%	—	—
Total revenues	1	(4)	17	10	14	17	24	13	#	7	41%	4	40%
Banking and deposit interest expense	1	2	1	1	—	3	1	(1)	#	(2)	(67)%	(1)	#
Total net revenues	—	(6)	16	9	14	14	23	14	—	9	64%	5	56%

Expenses
Distribution expenses	1	—	—	—	1	1	1	—	—	—	—	1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	29	27	27	26	28	58	54	(1)	(3)%	(4)	(7)%	2	8%
General and administrative expense	48	40	47	14	31	72	45	(17)	(35)%	(27)	(38)%	17	#
Total expenses before separation costs (1)	78	67	74	40	60	131	100	(18)	(23)%	(31)	(24)%	20	50%

Separation costs	63	60	28	—	—	148	—	(63)	#	(148)	#	—	—
Total expenses	141	127	102	40	60	279	100	(81)	(57)%	(179)	(64)%	20	50%
Pretax loss	$(141)	$(133)	$(86)	$(31)	$(46)	$(265)	$(77)	$95	67%	$188	71%	$(15)	(48)%

Balance Sheet Metrics
Allocated equity	$1,842	$1,767	$1,751	$1,730	$1,730	$1,842	$1,730	$(112)	(6)%	$(112)	(6)%	$—	—

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Second Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(13)	$(14)	$(14)	$(13)	$(13)	$(25)	$(26)	$—	—	$(1)	(4)%	$—	—
Distribution fees	(302)	(279)	(276)	(251)	(253)	(592)	(504)	49	16%	88	15%	(2)	(1)%
Net investment income	(2)	(1)	(3)	(2)	(2)	(4)	(4)	—	—	—	—	—	—
Premiums	(9)	(8)	(9)	(7)	(8)	(17)	(15)	1	11%	2	12%	(1)	(14)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(326)	(302)	(302)	(273)	(276)	(638)	(549)	50	15%	89	14%	(3)	(1)%
Banking and deposit interest expense	(3)	(1)	(3)	(3)	(2)	(4)	(5)	1	33%	(1)	(25)%	1	33%
Total net revenues	(323)	(301)	(299)	(270)	(274)	(634)	(544)	49	15%	90	14%	(4)	(1)%

Expenses
Distribution expenses	(268)	(250)	(239)	(221)	(223)	(524)	(444)	45	17%	80	15%	(2)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(55)	(51)	(60)	(49)	(51)	(110)	(100)	4	7%	10	9%	(2)	(4)%
Total expenses	(323)	(301)	(299)	(270)	(274)	(634)	(544)	49	15%	90	14%	(4)	(1)%
Pretax income	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008
Assets
Cash and cash equivalents	$3,333	$4,002	$3,836	$3,904	$3,373
Investments	31,669	31,126	30,625	29,808	29,506
Separate account assets	60,470	62,371	61,974	58,442	58,725
Receivables	3,559	3,323	3,441	3,441	3,614
Deferred acquisition costs	4,462	4,502	4,503	4,549	4,611
Restricted and segregated cash	1,296	1,225	1,332	1,142	994
Other assets	3,718	3,621	3,519	3,616	3,444
Total assets	$108,507	$110,170	$109,230	$104,902	$104,267

Liabilities
Future policy benefits and claims	$28,316	$28,048	$27,446	$27,164	$26,744
Separate account liabilities	60,470	62,371	61,974	58,442	58,725
Customer deposits	6,055	6,029	6,201	6,307	6,382
Debt	2,221	2,215	2,018	2,018	2,018
Accounts payable and accrued expenses	1,114	1,077	1,187	834	890
Other liabilities	2,731	2,672	2,594	2,556	2,194
Total liabilities	100,907	102,412	101,420	97,321	96,953

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,533	4,593	4,630	4,637	4,649
Retained earnings	4,428	4,591	4,811	4,938	5,111
Treasury stock	(1,009)	(1,180)	(1,467)	(1,710)	(1,927)
Accumulated other comprehensive income (loss), net of tax	(355)	(249)	(167)	(287)	(522)
Total shareholders’ equity	7,600	7,758	7,810	7,581	7,314
Total liabilities and shareholders’ equity	$108,507	$110,170	$109,230	$104,902	$104,267

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,500
Junior subordinated notes (2)	500	500	500	500	500

Non-recourse debt
Debt of CDO	197	197	—	—	—
Debt for inverse floaters	24	18	18	18	18
Total non-recourse debt	221	215	18	18	18
Total debt	$2,221	$2,215	$2,018	$2,018	$2,018

Total debt	$2,221	$2,215	$2,018	$2,018	$2,018
Total non-recourse debt	(221)	(215)	(18)	(18)	(18)
Total debt excluding non-recourse debt (1)	2,000	2,000	2,000	2,000	2,000
Junior subordinated notes 75% equity credit (2)	(375)	(375)	(375)	(375)	(375)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,625	$1,625	$1,625	$1,625

Total shareholders’ equity	$7,600	$7,758	$7,810	$7,581	$7,314
Total capital	9,821	9,973	9,828	9,599	9,332
Total capital excluding non-recourse debt (1)	$9,600	$9,758	$9,810	$9,581	$9,314

Other Information
Debt to total capital	22.6%	22.2%	20.5%	21.0%	21.6%
Debt to total capital excluding non-recourse debt (1)	20.8%	20.5%	20.4%	20.9%	21.5%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	16.9%	16.7%	16.6%	17.0%	17.4%

Ratings (as of June 30, 2008)	A.M. Best	S & P	Moody’s	Fitch
Claims Paying Ratings
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings
Ameriprise Financial, Inc.	a-	A (3)	A3	A-

(1)  See non-GAAP Financial Information.

(2)  The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

(3)  Effective July 10, 2008 rating changed from A- to A.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008
Cash and cash equivalents	$3,333	$4,002	$3,836	$3,904	$3,373

Investments - Ending Balances
Available-for-Sale Securities (“AFS”)
Corporate debt securities	14,735	14,471	13,943	13,493	13,319

Mortgage backed securities	6,494	6,267	6,282	6,155	6,013
Commercial mortgage backed securities	3,151	3,075	3,043	2,944	2,841
Asset backed securities	1,042	1,044	1,068	1,031	1,073
Total mortgage and other asset backed securities	10,687	10,386	10,393	10,130	9,927

Structured investments	46	48	46	42	38
State and municipal obligations	1,069	1,054	1,035	1,004	991
US government and agencies obligations	355	360	328	333	326
Foreign government bonds and obligations	132	133	112	113	110
Common and preferred stocks	58	58	58	51	54
Other AFS	11	54	16	20	26
Total other	1,671	1,707	1,595	1,563	1,545
Total available-for-sale securities	27,093	26,564	25,931	25,186	24,791

Commercial mortgage loans	3,004	3,025	3,115	3,127	3,058
Allowance for loan losses	(40)	(18)	(18)	(18)	(18)
Commercial mortgage loans, net	2,964	3,007	3,097	3,109	3,040

Policy loans	679	693	706	713	725
Trading securities	610	551	504	428	379
Other investments	323	311	387	372	571
Total investments	31,669	31,126	30,625	29,808	29,506

Total cash, cash equivalents and investments	$35,002	$35,128	$34,461	$33,712	$32,879

SFAS 115 Mark-to-market AFS	$(618)	$(434)	$(316)	$(500)	$(915)

AFS Fixed Maturity Asset Quality - %
AAA	44%	43%	44%	44%	42%
AA	10%	11%	10%	10%	10%
AFS securities AA and above	54%	54%	54%	54%	52%
A	16%	16%	16%	16%	17%
BBB	24%	24%	24%	24%	24%
Below investment grade	6%	6%	6%	6%	7%
Total AFS fixed maturity asset quality -%	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	6%	5%	6%	5%	7%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of our separation from American Express Company, consisting of non-recurring separation costs.  These non-GAAP financial measures, which our management views as important indicators of financial performance, include:

• Adjusted earnings;

• Separation costs, after-tax;

• Adjusted pretax margin;

• Adjusted earnings margin;

• Adjusted return on equity;

• Adjusted earnings per diluted share;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit;

• Total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt and 75% equity credit;

• Pretax operating earnings;

• Pretax operating earnings margin; and

• Total expenses before separation costs for the Financial Summary and Corporate & Other segment;

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R), EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinated debt. Management believes that the debt to capital ratios excluding this non-recourse debt better represent the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

We have reclassified the mark-to-market adjustment on certain derivatives from Net investment income to various expense lines. The mark-to-market adjustment on derivatives hedging variable annuity living benefits, equity indexed annuities and stock market certificates were reclassified to Benefits, claims, losses and settlement expenses, Interest credited to fixed accounts and Banking and deposit interest expense, respectively. Prior period amounts have been reclassified to conform to the current presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our  Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Managment segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource fund under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express, which ended in 2007.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Adjustment to net income including the after-tax effect on separation costs.

Adjusted Earnings Margin - A ratio using as the numerator adjusted earnings and as the denominator total net revenues.

Adjusted Pretax Income - Adjustments made to income before tax provision for separation costs.

Adjusted Pretax Margin - A ratio using as the numerator pretax income excluding separation costs and as the denominator total net revenues.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using adjusted earnings in the numerator for the last twelve months and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums inforce (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums inforce, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by total capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for our junior subordinate debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance inforce less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Income (Loss) - Income (loss) before income tax provision (benefit).

Pretax Income Margin - A ratio representing pretax income as a percentage of total net revenues.

Pretax Operating Earnings - Pretax income plus or minus net realized gains (losses).

Pretax Operating Earnings Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Separation costs include expenses related to our separation from American Express Company. These costs are primarily associated with establishing the Ameriprise Financial brand, separating and reestablishing our technology platforms and advisor and employee retention programs.  These costs will end in 2007.

Separation costs, after-tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Limited is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Second Quarter 2008

RiverSource® Mutual Fund Performance and

Lipper Ranking

Ameriprise Financial, Inc.

Equity Fund Performance & Lipper Ranking

As of June 30, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
Threadneedle Emerging Markets Fund	693.20	6/30/2008	1.83	8.48	11%	28.55	30%	29.46	45%	14.02	57%	11/13/1996	10.87	11/14/1996	45%	5.75	2.24	26.04	27.94	13.35	10.30
Lipper Fund Ranking / Total Funds in Category					31 / 281		60 / 201		78 / 173		55 / 97				29 / 64
Equity Income Funds
RiverSource Diversified Equity Income Fund	6,751.20	6/30/2008	1.00	-15.50	61%	8.01	15%	13.32	6%	7.13	12%	10/15/1990	11.66	10/18/1990	31%	5.75	-20.36	5.90	11.98	6.50	11.29
Lipper Fund Ranking / Total Funds in Category					170 / 278		31 / 220		8 / 154		11 / 97				8 / 25
RiverSource Dividend Opportunity Fund	1,559.40	6/30/2008	1.15	-17.46	76%	4.88	44%	7.54	60%	3.30	70%	8/1/1988	8.83	8/4/1988	77%	5.75	-22.21	2.83	6.28	2.69	8.51
Lipper Fund Ranking / Total Funds in Category					211 / 278		96 / 220		93 / 154		68 / 97				16 / 20
European Region Funds
Threadneedle European Equity Fund	118.80	6/30/2008	1.43	-8.02	13%	14.83	32%	15.43	67%			6/26/2000	2.90	6/26/2000	74%	5.75	-13.31	12.59	14.07		2.14
Lipper Fund Ranking / Total Funds in Category					14 / 107		30 / 95		57 / 85						44 / 59
Extended U.S. Large-Cap Core Funds
RiverSource 120/20 Contrarian Equity Fund	50.50	6/30/2008	2.01									10/18/2007	-20.90			5.75					-25.45
Lipper Fund Ranking / Total Funds in Category
RiverSource 130/30 U.S. Equity Fund	16.90	6/30/2008	3.18									10/18/2007	-20.91			5.75					-25.46
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,928.00	6/30/2008	1.13	-11.37	86%	5.89	49%	8.34	48%	3.67	79%	1/23/1985	10.24	1/31/1985	34%	5.75	-16.47	3.82	7.07	3.06	9.96
Lipper Fund Ranking / Total Funds in Category					125 / 145		49 / 101		44 / 91		44 / 55				2 / 5
Global Large Cap Growth Funds
Threadneedle Global Equity Fund	702.30	6/30/2008	1.39	-9.57	57%	11.66	17%	13.62	20%	2.63	64%	5/29/1990	5.88	5/31/1990	80%	5.75	-14.77	9.48	12.28	2.02	5.53
Lipper Fund Ranking / Total Funds in Category					55 / 97		13 / 76		10 / 51		16 / 24				4 / 4
Global Science & Technology Funds
RiverSource Global Technology Fund	134.80	6/30/2008	1.60	-11.72	60%	8.06	43%	11.00	20%	2.85	40%	11/13/1996	4.78	11/14/1996	67%	5.75	-16.80	5.95	9.70	2.24	4.24
Lipper Fund Ranking / Total Funds in Category					65 / 108		44 / 102		18 / 90		11 / 27				12 / 17
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	147.40	6/30/2008	1.33	18.62	91%	32.50	67%	23.96	71%	16.37	80%	4/22/1985	8.88	4/30/1985	50%	5.75	11.80	29.91	22.50	15.68	8.60
Lipper Fund Ranking / Total Funds in Category					56 / 61		35 / 52		33 / 46		23 / 28				5 / 9
International Large Cap Core Funds
Threadneedle International Opportunity Fund	582.10	6/30/2008	1.34	-7.18	26%	13.85	27%	15.01	55%	2.19	96%	11/15/1984	8.56	11/15/1984	75%	5.75	-12.52	11.62	13.66	1.58	8.29
Lipper Fund Ranking / Total Funds in Category					54 / 208		47 / 178		89 / 163		90 / 93				3 / 3
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	805.70	6/30/2008	1.46	-11.86	81%							5/18/2006	6.69	5/18/2006	66%	5.75	-16.92				3.75
Lipper Fund Ranking / Total Funds in Category					179 / 220										123 / 187
RiverSource Partners International Select Growth Fund (2)	694.00	6/30/2008	1.61	-6.44	44%	15.58	39%	18.61	25%			9/28/2001	13.15	9/28/2001	41%	5.75	-11.82	13.32	17.22		12.16
Lipper Fund Ranking / Total Funds in Category					96 / 220		58 / 150		31 / 124						42 / 102
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	1,783.00	6/30/2008	1.38	-19.15	87%	11.28	54%	15.92	59%			9/28/2001	13.10	9/28/2001	40%	5.75	-23.80	9.11	14.55		12.11
Lipper Fund Ranking / Total Funds in Category					115 / 132		48 / 89		46 / 78						24 / 60
International Small/Mid Cap Core Funds
RiverSource Partners International Small Cap Fund (2)	97.80	6/30/2008	1.90	-16.68	59%	10.38	71%	15.76	75%			10/3/2002	18.06	10/3/2002	70%	5.75	-21.47	8.22	14.40		16.85
Lipper Fund Ranking / Total Funds in Category					35 / 59		34 / 47		35 / 46						28 / 39
Large Cap Core Funds
RiverSource Large Cap Equity Fund	4,254.00	6/30/2008	1.09	-17.04	86%	1.76	84%	4.62	87%			3/28/2002	2.06	3/28/2002	68%	5.75	-21.81	-0.23	3.38		1.10
Lipper Fund Ranking / Total Funds in Category					702 / 820		581 / 694		501 / 575						354 / 522
RiverSource Disciplined Equity Fund	3,113.70	6/30/2008	1.05	-15.36	78%	4.05	49%	6.98	49%			4/24/2003	8.55	4/24/2003	41%	5.75	-20.23	2.02	5.72		7.32
Lipper Fund Ranking / Total Funds in Category					634 / 820		336 / 694		280 / 575						231 / 571
Large Cap Growth Funds
RiverSource Growth Fund	2,277.00	6/30/2008	1.19	-17.65	99%	0.32	98%	3.84	93%	-1.64	95%	3/1/1972	10.98	3/2/1972	36%	5.75	-22.38	-1.65	2.62	-2.22	10.80
Lipper Fund Ranking / Total Funds in Category					745 / 757		626 / 642		493 / 531		246 / 259				9 / 24
Large Cap Value Fund
RiverSource Equity Value Fund	961.90	6/30/2008	1.06	-13.12	23%	8.13	10%	11.60	7%	4.54	35%	3/20/1995	8.78	3/23/1995	51%	5.75	-18.12	6.01	10.29	3.92	8.29
Lipper Fund Ranking / Total Funds in Category					126 / 552		45 / 479		25 / 392		57 / 166				51 / 100
RiverSource Large Cap Value Fund	57.00	6/30/2008	1.28	-20.67	73%	1.24	78%	5.82	82%			6/27/2002	4.95	6/27/2002	73%	5.75	-25.23	-0.74	4.57		3.92
Lipper Fund Ranking / Total Funds in Category					403 / 552		370 / 479		322 / 392						249 / 341
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	39.80	6/30/2008	1.67	-19.79	92%							5/18/2006	-5.64	5/18/2006	97%	5.75	-24.40				-8.24
Lipper Fund Ranking / Total Funds in Category					304 / 333										293 / 302

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	831.70	6/30/2008	1.08	-9.82	69%	3.63	88%	6.70	94%	4.25	69%	6/4/1957	^			5.75	-15.01	1.60	5.45	3.63	^
Lipper Fund Ranking / Total Funds in Category					408 / 597		440 / 502		385 / 409		124 / 181
RiverSource Partners Aggressive Growth Fund (2)	592.60	6/30/2008	1.58	1.82	14%	12.36	13%	14.14	16%			4/24/2003	16.24	4/24/2003	14%	5.75	-4.03	10.17	12.80		14.92
Lipper Fund Ranking / Total Funds in Category					81 / 597		63 / 502		63 / 409						54 / 402
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	2,515.00	6/30/2008	1.23	-14.68	31%	8.68	9%	16.15	6%			2/14/2002	11.85	2/14/2002	10%	5.75	-19.59	6.56	14.79		10.82
Lipper Fund Ranking / Total Funds in Category					104 / 344		24 / 271		11 / 209						17 / 169
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	16.00	6/30/2008	1.49	-10.08	99%							5/18/2006	3.22	5/18/2006	74%	5.75	-15.25				0.37
Lipper Fund Ranking / Total Funds in Category					157 / 158										75 / 101
Mixed-Asset Target 2015 Funds
RiverSource Retirement Plus 2015 Fund	28.00	6/30/2008	1.31	-11.86	98%							5/18/2006	3.06	5/18/2006	68%	5.75	-16.93				0.22
Lipper Fund Ranking / Total Funds in Category					98 / 99										37 / 54
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2020 Fund	30.50	6/30/2008	1.29	-13.13	99%							5/18/2006	2.88	5/18/2006	69%	5.75	-18.13				0.04
Lipper Fund Ranking / Total Funds in Category					133 / 134										59 / 85
Mixed-Asset Target 2025 Funds
RiverSource Retirement Plus 2025 Fund	32.80	6/30/2008	1.34	-14.06	99%							5/18/2006	2.35	5/18/2006	64%	5.75	-19.00				-0.47
Lipper Fund Ranking / Total Funds in Category					77 / 77										24 / 37
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2030 Fund	30.10	6/30/2008	1.32	-13.99	97%							5/18/2006	2.64	5/18/2006	72%	5.75	-18.93				-0.19
Lipper Fund Ranking / Total Funds in Category					127 / 131										59 / 82
Mixed-Asset Target 2035 Funds
RiverSource Retirement Plus 2035 Fund	20.30	6/30/2008	1.51	-13.99	90%							5/18/2006	2.28	5/18/2006	60%	5.75	-18.94				-0.54
Lipper Fund Ranking / Total Funds in Category					70 / 77										21 / 34
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2040 Fund	12.50	6/30/2008	1.66	-14.04	91%							5/18/2006	2.54	5/18/2006	64%	5.75	-18.98				-0.29
Lipper Fund Ranking / Total Funds in Category					105 / 115										48 / 75
Mixed-Asset Target 2045 Funds
RiverSource Retirement Plus 2045 Fund	10.00	6/30/2008	2.10	-13.97	88%							5/18/2006	2.44	5/18/2006	37%	5.75	-18.91				-0.38
Lipper Fund Ranking / Total Funds in Category					58 / 65										8 / 21
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	179.40	6/30/2008	1.06	0.64	18%	4.00	38%					3/4/2004	4.02	3/4/2004	29%	4.75	-4.14	2.33			2.85
Lipper Fund Ranking / Total Funds in Category					77 / 429		110 / 295								63 / 217
RiverSource Portfolio Builder Moderate Conservative Fund	383.30	6/30/2008	1.10	-1.69	50%	4.85	14%					3/4/2004	4.91	3/4/2004	10%	4.75	-6.36	3.16			3.73
Lipper Fund Ranking / Total Funds in Category					214 / 429		40 / 295								20 / 217
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	1,130.00	6/30/2008	1.23	-6.46	43%	5.90	32%					3/4/2004	5.97	3/4/2004	22%	5.75	-11.84	3.83			4.53
Lipper Fund Ranking / Total Funds in Category					277 / 655		172 / 546								103 / 469
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	806.30	6/30/2008	1.07	-11.78	92%	2.69	82%	5.45	67%	0.39	94%	4/16/1940	^			5.75	-16.85	0.68	4.21	-0.20	^
Lipper Fund Ranking / Total Funds in Category					425 / 463		296 / 362		160 / 240		134 / 142
RiverSource Portfolio Builder Moderate Fund	1,038.20	6/30/2008	1.16	-4.07	36%	5.50	28%					3/4/2004	5.68	3/4/2004	19%	5.75	-9.59	3.43			4.24
Lipper Fund Ranking / Total Funds in Category					167 / 463		100 / 362								55 / 291
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	196.50	6/30/2008	1.44	-9.75	35%							5/17/2007	-8.58	5/17/2007	37%	5.75	-14.94				-13.29
Lipper Fund Ranking / Total Funds in Category					292 / 848										310 / 838
RiverSource Partners Fundamental Value Fund (2)	884.60	6/30/2008	1.18	-13.51	65%	4.31	59%	8.32	49%			6/18/2001	4.07	6/18/2001	41%	5.75	-18.49	2.27	7.05		3.19
Lipper Fund Ranking / Total Funds in Category					546 / 848		391 / 665		237 / 486						143 / 353
RiverSource Portfolio Builder Aggressive Fund	536.30	6/30/2008	1.29	-9.55	34%	6.20	33%					3/4/2004	6.19	3/4/2004	28%	5.75	-14.75	4.13			4.74
Lipper Fund Ranking / Total Funds in Category					283 / 848		216 / 665								152 / 551
RiverSource Portfolio Builder Total Equity Fund	472.70	6/30/2008	1.34	-12.38	53%	6.46	30%					3/4/2004	6.43	3/4/2004	24%	5.75	-17.42	4.38			4.98
Lipper Fund Ranking / Total Funds in Category					448 / 848		196 / 665								131 / 551
Multi Cap Value Funds
RiverSource Partners Select Value Fund (2)	386.90	6/30/2008	1.39	-11.77	16%	5.42	17%	9.25	31%			3/8/2002	7.51	3/8/2002	9%	5.75	-16.84	3.36	7.96		6.51
Lipper Fund Ranking / Total Funds in Category					66 / 431		54 / 327		78 / 255						18 / 211
Real Estate Funds
RiverSource Real Estate Fund	215.10	6/30/2008	1.51	-14.32	50%	5.33	28%					3/4/2004	10.68	3/4/2004	19%	5.75	-19.25	3.27			9.18
Lipper Fund Ranking / Total Funds in Category					112 / 227		53 / 191								31 / 170

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	186.10	6/30/2008	0.68	-13.60		3.83		6.91				10/25/1999	0.88	10/28/1999		—	-13.60	3.83	6.91		0.88
Small Cap Core Funds
RiverSource Partners Small Cap Equity Fund (2)	209.70	6/30/2008	1.58	-14.42	29%	3.95	37%	11.16	28%			3/8/2002	6.08	3/8/2002	57%	5.75	-19.34	1.92	9.85		5.09
Lipper Fund Ranking / Total Funds in Category					225 / 790		231 / 630		133 / 488						232 / 413
RiverSource Partners Small Cap Value Fund (2)	468.10	6/30/2008	1.59	-21.37	77%	1.81	65%	9.32	64%			6/18/2001	7.47	6/18/2001	44%	5.75	-25.89	-0.18	8.03		6.57
Lipper Fund Ranking / Total Funds in Category					609 / 790		409 / 630		311 / 488						154 / 356
RiverSource Small Cap Advantage Fund	262.40	6/30/2008	1.34	-21.40	78%	-0.33	87%	8.11	81%			5/4/1999	5.04	5/6/1999	91%	5.75	-25.92	-2.28	6.84		4.37
Lipper Fund Ranking / Total Funds in Category					611 / 790		543 / 630		395 / 488						217 / 239
RiverSource Small Company Index Fund	615.70	6/30/2008	0.93	-15.04	34%	3.43	44%	10.74	34%	6.65	52%	8/19/1996	8.75	8/22/1996	61%	5.75	-19.92	1.41	9.44	6.02	8.21
Lipper Fund Ranking / Total Funds in Category					263 / 790		275 / 630		164 / 488		100 / 193				61 / 99
Small Cap Growth Funds
RiverSource Partners Small Cap Growth Fund (2)	169.90	6/30/2008	1.79	-11.92	38%	6.02	33%	8.42	61%			1/24/2001	0.25	1/24/2001	70%	5.75	-16.99	3.94	7.14		-0.55
Lipper Fund Ranking / Total Funds in Category					224 / 604		158 / 486		244 / 400						217 / 310
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	35.50	6/30/2008	1.73	-21.65	65%							2/16/2006	-6.06	2/16/2006	81%	5.75	-26.15				-8.38
Lipper Fund Ranking / Total Funds in Category					202 / 314										220 / 272

^   Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1) Since inception returns and rankings for periods less than one year in length are cumulative.

(2) Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3) RiverSource S&P 500 Index Fund data is for D shares.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Total									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	124.90	6/30/2008	1.33	-0.13	80%							2/16/2006	5.02	2/16/2006	61%	4.75	-4.87				2.88
Lipper Fund Ranking / Total Funds in Category					59 / 73										37 / 60
Equity Market Neutral Funds
RiverSource Absolute Return Currency & Income Fund	512.10	6/30/2008	1.36	-2.24	67%							6/15/2006	4.07	6/15/2006	26%	3	-5.17				2.53
Lipper Fund Ranking / Total Funds in Category					42 / 62										12 / 46
Global Income Funds
RiverSource Global Bond Fund	847.20	6/30/2008	1.37	9.12	47%	4.75	46%	5.20	48%	5.15	49%	3/20/1989	7.36	3/23/1989	38%	4.75	3.94	3.06	4.18	4.64	7.09
Lipper Fund Ranking / Total Funds in Category					54 / 114		45 / 97		42 / 87		27 / 55				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	1,329.00	6/30/2008	1.08	-2.18	43%	4.82	23%	7.28	13%	3.45	61%	12/8/1983	7.85	12/8/1983	46%	4.75	-6.82	3.14	6.24	2.95	7.64
Lipper Fund Ranking / Total Funds in Category					197 / 462		88 / 389		44 / 340		102 / 168				10 / 21
RiverSource Income Opportunities Fund	274.50	6/30/2008	1.14	-0.77	19%	4.18	45%	6.26	47%			6/19/2003	6.17	6/19/2003	45%	4.75	-5.49	2.50	5.23		5.15
Lipper Fund Ranking / Total Funds in Category					85 / 462		174 / 389		160 / 340						153 / 339
Intermediate Investment Grade Debt Funds
RiverSource Diversified Bond Fund	3,632.80	6/30/2008	0.97	3.45	65%	3.27	37%	3.27	41%	4.24	78%	10/3/1974	8.90	10/3/1974	25%	4.75	-1.46	1.61	2.27	3.74	8.74
Lipper Fund Ranking / Total Funds in Category					362 / 557		171 / 464		161 / 393		147 / 189				1 / 3
Loan Participation Funds
RiverSource Floating Rate Fund	558.30	6/30/2008	1.07	-3.97	70%							2/16/2006	2.30	2/16/2006	44%	3	-6.85				0.99
Lipper Fund Ranking / Total Funds in Category					54 / 77										25 / 56
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	304.20	6/30/2008	1.06	-2.20	56%							2/16/2006	4.02	2/16/2006	23%	4.75	-6.85				1.90
Lipper Fund Ranking / Total Funds in Category					238 / 429										80 / 357
RiverSource Income Builder Moderate Income Fund	590.50	6/30/2008	1.09	-4.25	77%							2/16/2006	3.90	2/16/2006	26%	4.75	-8.79				1.79
Lipper Fund Ranking / Total Funds in Category					329 / 429										91 / 357
RiverSource Income Builder Enhanced Income Fund	295.00	6/30/2008	1.18	-5.35	85%							2/16/2006	3.83	2/16/2006	28%	4.75	-9.84				1.72
Lipper Fund Ranking / Total Funds in Category					362 / 429										99 / 357
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	172.20	6/30/2008	1.27	0.35	67%							5/17/2007	-0.14	5/17/2007	61%	4.75	-4.42				-4.38
Lipper Fund Ranking / Total Funds in Category					94 / 141										83 / 137
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	173.50	6/30/2008	1.11	3.16	63%	2.78	66%	2.61	45%			6/19/2003	2.52	6/19/2003	45%	3	0.06	1.74	1.99		1.90
Lipper Fund Ranking / Total Funds in Category					90 / 144		88 / 133		54 / 119						54 / 119
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	788.40	6/30/2008	1.03	4.01	81%	3.35	81%	2.38	72%	3.60	87%	8/19/1985	6.11	8/31/1985	17%	3	0.89	2.31	1.76	3.28	5.97
Lipper Fund Ranking / Total Funds in Category					71 / 87		67 / 82		54 / 74		45 / 51				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	846.60	6/30/2008	0.98	14.66	36%	5.14	35%					3/4/2004	4.98	3/4/2004	41%	3	11.22	4.07			4.25
Lipper Fund Ranking / Total Funds in Category					45 / 127		33 / 96								23 / 56
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	393.90	6/30/2008	1.17	4.33	52%	3.36	39%	3.39	39%			2/14/2002	4.06	2/14/2002	38%	4.75	-0.63	1.70	2.39		3.27
Lipper Fund Ranking / Total Funds in Category					45 / 86		30 / 77		27 / 69						25 / 65
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	180.70	6/30/2008	0.88	0.52	51%	1.94	40%	2.88	51%	3.91	52%	8/18/1986	5.52	8/31/1986	80%	4.75	-4.25	0.30	1.89	3.41	5.28
Lipper Fund Ranking / Total Funds in Category					59 / 116		42 / 105		51 / 100		37 / 71				16 / 19
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,595.30	6/30/2008	1.13	0.49	64%	1.70	57%	2.52	57%	3.74	56%	5/7/1979	6.53	5/31/1979	48%	4.75	-4.28	0.06	1.53	3.24	6.35
Lipper Fund Ranking / Total Funds in Category					149 / 235		124 / 220		120 / 210		85 / 153				10 / 20
RiverSource Tax-Exempt Bond Fund	678.00	6/30/2008	0.94	1.08	52%	1.86	49%	2.48	61%	3.80	51%	11/24/1976	5.77	11/30/1976	75%	4.75	-3.72	0.22	1.48	3.30	5.61
Lipper Fund Ranking / Total Funds in Category					121 / 235		108 / 220		128 / 210		78 / 153				6 / 7
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	73.70	6/30/2008	0.95	1.76	89%	1.80	78%	2.09	76%	3.61	77%	11/13/1996	3.79	11/14/1996	86%	3	-1.29	0.77	1.47	3.29	3.52
Lipper Fund Ranking / Total Funds in Category					142 / 159		109 / 140		95 / 124		60 / 77				59 / 68
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	307.90	6/30/2008	1.06	2.27	33%	2.17	37%	2.69	62%	3.88	49%	8/18/1986	5.63	8/31/1986	60%	4.75	-2.59	0.53	1.70	3.38	5.40
Lipper Fund Ranking / Total Funds in Category					14 / 42		14 / 37		22 / 35		14 / 28				3 / 4
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	56.80	6/30/2008	1.18	1.56	55%	1.97	48%	2.56	62%	3.85	51%	8/18/1986	5.41	8/31/1986	83%	4.75	-3.26	0.33	1.57	3.34	5.17
Lipper Fund Ranking / Total Funds in Category					54 / 98		45 / 93		57 / 92		35 / 68				14 / 16

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of June 30, 2008

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the  Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other  RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds,  generally have more volatile prices and carry more risk to principle and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax  rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as  much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and  securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members FINRA, and managed by RiverSource Investments, LLC.   These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

RiverSource Investments employs Threadneedle as a sub-advisor and offers its institutional strategies on a referral basis.  Securities products offered through RiverSource Distributors, Inc., Member FINRA.  These companies are a part of Ameriprise Financial, Inc.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

Exhibit B

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Earnings and Adjusted Pretax Income

						Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2007	3 Qtr 2007	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	2007	2008
Adjusted Earnings (1)
Net income	$196	$198	$255	$191	$210	$361	$401
Separation costs, after-tax (2)	41	39	19	—	—	96	—
Adjusted earnings	$237	$237	$274	$191	$210	$457	$401
Adjusted Pretax Income (1)
Pretax income	$245	$217	$338	$195	$237	$461	$432
Separation costs	63	60	38	—	—	148	—
Adjusted pretax income	$308	$277	$366	$195	$237	$609	$432

(1)              See non-GAAP Financial Information.

(2)              In GAAP financial statements, separation costs are part of continuing operations. For this non-GAAP presentation, after-tax separation costs are calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)		ROE (1)	Adjustments	Adjusted ROE (2)
Return on Equity Calculation for the Twelve Months Ended:
June 30, 2007
	Return	$706	$233	$939
	Equity	$7,649	$(158)	$7,491
	Return on Equity	9.2%		12.5%

September 30, 2007
	Return	$730	$215	$945
	Equity	$7,753	$(102)	$7,651
	Return on Equity	9.4%		12.4%

December 31, 2007
	Return	$814	$154	$968
	Equity	$7,765	$(58)	$7,707
	Return on Equity	10.5%		12.6%

March 31, 2008
	Return	$840	$99	$939
	Equity	$7,696	$(29)	$7,667
	Return on Equity	10.9%		12.2%

June 30, 2008
	Return	$854	$58	$912
	Equity	$7,613	$(12)	$7,601
	Return on Equity	11.2%		12.0%

(1)              Return on equity is calculated using the trailing twelve months income in the numerator and equity, calculated using a five point average of quarter-end equity, in the denominator.

(2)              Adjusted return on equity is calculated using adjusted earnings (excluding non-recurring separation costs) in the numerator, and equity excluding the equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Exhibit C

Statistical Supplement Package

(unaudited)

Second Quarter 2008

Disclosed Items

Ameriprise Financial, Inc.

Disclosed  Items

Second Quarter 2008

	Advice & Wealth Management	Asset Management	Annuities		Protection		Consolidated
	Investment		Investment	Mean	Investment	Mean
(in millions, unaudited)	Losses (2)	EITF 04-5 (1)	Losses (2)	Reversion (3)	Losses (2)	Reversion (3)	Tax Impact (4)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(21)	1	(5)	—	(1)	—	—	(26)
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	(4)	—	—	—	—	—	(4)
Total revenues	(21)	(3)	(5)	—	(1)	—	—	(30)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(21)	(3)	(5)	—	(1)	—	—	(30)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	1	—	—	—	1
Amortization of deferred acquisition costs	—	—	—	9	—	1	—	10
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	(3)	—	—	—	—	—	(3)
Total expenses	—	(3)	—	10	—	1	—	8
Pretax income	$(21)	$—	$(5)	$(10)	$(1)	$(1)	$—	$(38)

Tax Benefit							$27	$27

(1)     In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(2)     Pretax realized net investment gains and (losses)

(3)     Mean reversion of DAC and DSIC

(4)     Exceptional tax adjustments

Ameriprise Financial, Inc.

Disclosed  Items

First Quarter 2008

	Asset Management	Annuities		Protection		Corporate	Consolidated
		Investment	Mean	Investment	Mean	Investment
(in millions, unaudited)	EITF 04-5 (1)	Losses (2)	Reversion (3)	Losses (2)	Reversion (3)	Losses (2)	Tax Impact (4)	Consolidated
Revenues
Management and financial advice fees	$(1)	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income		(20)	—	(3)	—	(1)		(24)
Premiums	—	—	—	—	—	—	—	—
Other revenues	(3)	—	—	—	—	—	—	(3)
Total revenues	(4)	(20)	—	(3)	—	(1)	—	(28)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(4)	(20)	—	(3)	—	(1)	—	(28)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	3	—	—	—	—	3
Amortization of deferred acquisition costs	—	—	22	—	2	—	—	24
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	(4)	—	—	—	—	—	—	(4)
Total expenses	(4)	—	25	—	2	—	—	23
Pretax income	$—	$(20)	$(25)	$(3)	$(2)	$(1)	$—	$(51)

Tax Benefit							$38	$38

(1)  In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(2)  Pretax realized net investment gains and (losses)

(3)  Mean reversion of DAC and DSIC

(4)  Exceptional tax adjustments

       VA rider hedge impact can be found on page 18 of the Statistical Supplement

Ameriprise Financial, Inc.

Disclosed  Items

Second Quarter 2007

	Advice & Wealth Management	Asset Management		Annuities	Protection	Corporate	Consolidated
	Investment		Investment	Mean	Mean	Investment
(in millions, unaudited)	Losses (1)	EITF 04-5 (3)	Gains (1)	Reversion (4)	Reversion (4)	Gains (1)	Tax Impact (2)	Consolidated
Revenues
Management and financial advice fees	$—	$(1)	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	3	2	—	—	1	—	5
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	15	—	—	—	—	—	15
Total revenues	(1)	17	2	—	—	1	—	19
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	17	2	—	—	1	—	19

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	(1)	—	—	—	(1)
Amortization of deferred acquisition costs	—	—	—	(10)	(1)	—	—	(11)
Interest and debt expense		—	—	—	—	—	—	—
General and administrative expense	—	17	—	—	—	—	—	17
Total expenses	—	17	—	(11)	(1)	—	—	5
Pretax income	$(1)	$—	$2	$11	$1	$1	$—	$14

Tax Benefit							$16	$16

(1)   Pretax realized net investment gains and (losses)

(2)   Decrease in tax expense as a result of prior period tax returns

(3)   In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(4)   Mean reversion of DAC and DSIC